Exhibit 10.12
EXECUTION COPY
AMENDMENT NUMBER ONE
to the
INDENTURE
dated as of October 1, 2007,
between
OPTION ONE ADVANCE TRUST 2007-ADV2,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
          This AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 24th day of October, 2007, among Option One Advance Trust 2007-ADV2 (the “Issuer”), and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 1, 2007, (the “Indenture”) between the Issuer and the Indenture Trustee.
RECITALS
          WHEREAS, on the terms and conditions set forth herein, the Issuer has requested that the Indenture Trustee amend the Indenture as provided herein;
          NOW THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. As used in this Amendment, capitalized terms have the same meanings assigned thereto in the Indenture.
          SECTION 2. Amendments.
     (a) Schedule I of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit A.
     (b) Schedule II of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit B.
     (c) Schedule A-2 of the Indenture is hereby amended and restated in its entirety as set forth in Exhibit C.
          SECTION 3. Waiver. The parties hereto hereby waive the provisions of Sections 8.02 and 8.04 of the Indenture requiring the delivery of Tax Opinions and Opinions of Counsel with respect to any amendments of the Indenture.
          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Indenture or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.
          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 7. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Roseline K. Maney

Name:	Roseline K. Maney
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Indenture Trustee

By:	/s/ William Augustin

Name:	William Augustin
Title:	Vice President
Consented to by
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
as Majority Noteholder

By: Name:	/s/ Jason Kennedy Jason Kennedy
Title:	Vice President
Amendment to Indenture

Exhibit A
Schedule I

SCHEDULE I
LOAN LEVEL SECURITIZATION TRUSTS

Invest		Servicer	PSA Requiring
or No.	Investor Name	Advances	Amendment
250	OOMC Series 2003-5	Approved
257	Merrill Lynch Series 2003-OPT1	Approved
267	ACE 2004-OP1 STEP SERV FEE	Approved
269	SABR Trust 2004-OP1 —STEP SF	Approved
279	ABSC Series 2004-HE3	Approved
284	ABFC 2004-OPT4	Approved
288	UBS MASTR Series 2004-OPT2	Approved
292	OOMLT 2005-1 STEP SERV FEE	Approved
294	Citigroup CMLTI 2005-OPT1	Approved
297	MASTR 2005-OPT1 STEP SERV FEE	Approved
299	CMLT 2005-OPT2 STEP SERV FEE	Approved
324	Lehman SAIL 2003-BC10 — STEP INV	Approved	Yes
330	Lehman SAIL 2004-8 STEP	Approved	Yes
333	Citigroup Mort Loan Trust 2004-OPT1 step	Approved
334	Barclays SABR Series 2004-OP2	Approved
346	Morgan Stanley 2004-OP1	Approved
360	Barclays SABR Series 2005-OP1	Approved
369	OOMLT 2005-2 STEP SERV FEE	Approved
370	SOUNDVIEW 2005-OPT1- PMI	Approved
377	Citigroup CMLTI 2005-OPT3	Approved
380	OOMLT 2005-3	Approved
381	ABSC 2005-HE6	Approved
384	JPMAC 2005-OPT1	Approved
386	Soundview 2005-OPT2	Approved
391	Citigroup CMLTI 2005-OPT4	Approved
396	Soundview 2005-OPT3	Approved
397	OOMLT 2005-4	Approved
401	OOMLT 2005-5	Approved
406	SOUNDVIEW 2005-OPT4	Approved
412	OOMLT 2006-1	Approved
413	SABR 2005-OP2	Approved
414	JPMAC 2005-OPT2	Approved
417	Barclays SABR Series 2006-OP1	Approved
420	HSBC HASCO 2006-OPT2	Approved	Yes
422	Soundview 2006-OPT1	Approved
423	Carrington 2006-OPT1	Approved
425	HSBC HASCO 2006-OPT3	Approved	Yes
428	ABSC 2006-HE3	Approved
429	Soundview 2006-OPT2	Approved
432	HSBC HASCO 2006-OPT4	Approved
434	ACE 2006-OP1	Approved	Yes
435	Soundview 2006-OPT3	Approved
437	Soundview 2006-OPT4	Approved
440	Soundview 2006-OPT5	Approved
441	OOMC Loan Trust Series 2006-2	Approved
442	ABSC 2006-HE5	Approved
445	ABFC 2006-OPT1	Approved
449	ABFC 2006-OPT2	Approved
450	OOMLT 2006-3	Approved
551	ACE 2006-OP2	Approved

Invest		Servicer	PSA Requiring
or No.	Investor Name	Advances	Amendment
554	ABFC 2006-OPT3	Approved
559	SGMS 2006-OPT2- Dual Cutoff	Approved	Yes
565	OOMLT 2007-01- Dual Cutoff	Approved
571	OOMC Loan Trust Series 2007-2	Approved
581	Soundview 2007-OPT1	Approved
626	OOMC Loan Trust 2000-A (FHLMC T023	Approved	Yes

Exhibit B
Schedule II

B-1

SCHEDULE II
POOL LEVEL SECURITIZATION TRUSTS

		Delinquency	PSA Requiring
Investor No.	Investor Name	Advances	Amendment
250	OOMC Series 2003-5	Approved
267	ACE 2004-OP1 STEP SERV FEE	Approved
277	Lehman SAIL 2004-4	Approved	Yes
289	ABFC 2004-OPT5	Approved	Yes
292	OOMLT 2005-1 STEP SERV FEE	Approved
324	Lehman SAIL 2003-BC10 — STEP INV	Approved	Yes
330	Lehman SAIL 2004-8 STEP	Approved	Yes
361	Lehman SAIL 2005-3	Approved	Yes
365	ABFC Series 2005-HE1 STEP SF	Approved	Yes
369	OOMLT 2005-2 STEP SERV FEE	Approved
370	SOUNDVIEW 2005-OPT1- PMI	Approved
372	Lehman SAIL 2005-5	Approved	Yes
380	OOMLT 2005-3	Approved
391	Citigroup CMLTI 2005-OPT4	Approved
397	OOMLT 2005-4	Approved
401	OOMLT 2005-5	Approved
402	SGMS 2005-OPT1	Approved	Yes
412	OOMLT 2006-1	Approved
416	HSBC HASCO 2006-OPT1	Approved	Yes
420	HSBC HASCO 2006-OPT2	Approved	Yes
423	Carrington 2006-OPT1	Approved
425	HSBC HASCO 2006-OPT3	Approved	Yes
430	Lehman SASCO 2006-OPT1	Approved	Yes
432	HSBC HASCO 2006-OPT4	Approved
434	ACE 2006-OP1	Approved	Yes
441	OOMC Loan Trust Series 2006-2	Approved
448	Merrill Lynch Series 2006-OPT1	Approved
450	OOMLT 2006-3	Approved
551	ACE 2006-OP2	Approved
559	SGMS 2006-OPT2- Dual Cutoff	Approved	Yes
565	OOMLT 2007-01- Dual Cutoff	Approved
567	HSBC HASCO 2007-OPT1	Approved	Yes
571	OOMC Loan Trust Series 2007-2	Approved
573	Merrill Lynch Series 2007-HE2	Approved
623	Lehman Bros SASCO 1999-BC4	Approved	Yes

B-2

Exhibit C
Schedule A-2

C-1